Supplement Dated September 19, 2016
To The Prospectus Dated September 19, 2016

JNL® Series Trust

The prospectus dated September 19, 2016 relates solely to the following series of JNL Series Trust (the "Trust"):

JNL Multi-Manager Mid Cap Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund

Please refer to the prospectus dated April 25, 2016 for information concerning the other series of the Trust.